Exhibit 10.26

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS (“ACTS”). THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

LOAN ADVANCE WARRANT

WARRANT TO PURCHASE STOCK

Date of Issuance: September     , 2010

This Warrant is issued to John Bird and Jennifer Bird, as Joint Tenants with Right of Survivorship (the “Warrantholder” or the “Holder”), by Bellicum Pharmaceuticals, Inc., a Delaware corporation (the “Company”).

1. Purchase of Shares. Subject to the terms and conditions of this Warrant, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing), to purchase from the Company up to 16,667 fully paid and nonassessable shares of the Company’s Common Stock. These shares of Common Stock issuable pursuant to this Section 1 (the “Shares”) shall also be subject to adjustment pursuant to Section 9 hereof.

2. Purchase Price. The purchase price per share for the Shares shall be $0.30, subject to adjustment pursuant to Section 9 hereof (such price, as adjusted from time to time, is herein referred to as the “Exercise Price”).

3. Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the date of issuance set forth above and ending at 5:00 p.m. on the fifth anniversary of such date; provided, however, that in the event of (X) the closing of the issuance and sale of shares of Common Stock of the Company in the Company’s first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), (Y) the closing of the Company’s sale or transfer of all or substantially all of its assets or (Z) the closing of the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions, resulting in the exchange of the outstanding shares of the Company’s capital stock such that the stockholders of the Company prior to such transaction own, directly or indirectly, less than 50% of the voting power of the surviving entity, this Warrant shall, on the date of such event, no longer be exercisable and become null and void. In the event of a proposed transaction of the kind described above, the Company shall notify the Holder at least thirty (30) days prior to the consummation of such event or transaction.

4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

(a) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices; and

(b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

If this Warrant is exercised in part, the Company shall issue to the Holder a new Warrant upon the same terms as this Warrant but for the balance of the Shares for which this Warrant remains exercisable.

5. Net Issue Exercise.

(a) In addition to and without limiting the rights of the Holder under the terms hereof, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to Holder the number of the Shares computed using the following formula:

X =Y(A-B)

     A

Where

X	-	The number of Shares to be issued to the Holder of this Warrant after exercise.

Y	-	The number of Shares to be exercised.

A	-	The fair market value of one Share.

B	-	Exercise price of the Shares at the date of exercise.

(b) No payment of any cash or other consideration to the Company shall be required from the Holder of this Warrant in connection with any exercise of this Warrant by exchange pursuant to this Section 5. Such exchange shall be effective upon the date of receipt by the Company of this Warrant surrendered for cancellation and a written request from the Holder that the exchange pursuant to this Section 5 be made, or at such later date as may be specified in such request. No fractional shares arising out of the above formula for determining the number of shares issuable in such exchange shall be issued and the Company shall in lieu thereof make payment to the Holder of cash in the amount of such fraction multiplied by the fair market value of one Share.

(c) For the purposes of this Section 5, “fair market value” of the Shares shall be determined in good faith by the Board of Directors of the Company.

6. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter.

7. Issuance of Shares. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

8. Lock-Up Period. The Holder hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, the Holder will not offer, sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of, make a distribution of, or otherwise reduce the economic risk of owning any capital stock of the Company held by or on behalf of the Holder or beneficially owned by the Holder in accordance with the rules and regulations of the Securities and Exchange Commission during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period. This restriction shall be binding on any transferee of shares from the holder; provided, however, that if any officer, director or 5% beneficial owner of the Company is not prohibited from transferring any securities of the Company, then the Holder shall not be bound by this provision.

9. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a) If the Company shall at any time prior to the expiration of this Warrant subdivide the class and series of the Company’s equity securities that will be issued upon exercise of this Warrant, by split-up or otherwise, or combine or issue additional shares of the class and series of the Company’s equity securities that will be issued upon exercise of this Warrant as a dividend with respect to any shares of the class and series of the Company’s equity securities that will be issued upon exercise of this Warrant, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 9(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend. The provisions of this Section 9(a) shall apply similarly to successive subdivisions, combinations or stock dividends.

(b) In case of any reclassification, capital reorganization or change in the class and series of the Company’s equity securities that will be issued upon exercise of this Warrant (other than as a result of a subdivision, combination or stock dividend provided for in Section 9(a) above), then the Holder of this Warrant shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization or change by a Holder of the same number of shares of the class and series of the Company’s equity securities that will be issued upon exercise of this Warrant as were purchasable by the Holder of this Warrant immediately prior to such reclassification, reorganization or change. In any such case, appropriate provisions shall be made with respect to the rights and interest of the Holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same. The provisions of this Section 9(b) shall apply similarly to successive reclassifications, capital reorganizations or changes.

(c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, the Company shall promptly notify the Holder of such event and of the number of shares of securities or property thereafter purchasable upon exercise of the Warrant.

10. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefore on the basis of the exercise price then in effect.

11. Charges, Taxes and Expenses. Issuance of certificates for Shares upon the exercise of this Warrant shall be made without charge to Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of Warrantholder.

12. Exchange and Registry of Warrant.

(a) This Warrant is exchangeable, upon the surrender hereof by Warrantholder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange, or for new Warrants of like tenor and dated the date of such exchange, exercisable for no more than the aggregate number of Shares equal to the number of Shares for which the Warrant so exchanged was exercisable in denominations designated by Warrantholder at the time of surrender.

(b) The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of Warrantholder. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

13. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

14. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

15. Cash Distributions. No adjustment on account of cash dividends on any capital stock of the Company or other securities purchasable hereunder will be made to the exercise price.

16. Communications. All notices or other communications hereunder shall be in writing and shall be given by registered or certified mail (postage prepaid and return receipt requested) or by facsimile transmission or sent by a recognized overnight delivery service that can provide proof of delivery upon request addressed to Warrantholder or the Company at their respective addresses as set forth on the signature page hereof or such other address as any party may designate to the other in accordance with the aforesaid procedure.

17. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and of the holder of the Shares issued upon the exercise hereof; provided, however, the Company may not assign its rights or delegate its obligations hereunder; and provided further, that, subject to compliance with the Securities Act, this Warrant and the Shares may be assigned or pledged in a financing transaction in connection with the exercise of this Warrant, in whole or in part. In case of any such transfer by any legal representative, duly authenticated evidence of their authority shall be produced, and may be required to be deposited with the Company in its discretion.

18. No Stockholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any voting or other rights of a stockholder with respect to the Shares.

19. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively,) with the written consent of the Company and the Holder.

20. Governing Law. This Warrant shall be governed by the laws of the State of Texas as applied to agreements among Texas residents made and to be performed entirely within the State of Texas.

[The Remainder of this Page is Intentionally Left Blank]

This Warrant is issued effective as of the date first above written.

BELLICUM PHARMACEUTICALS, INC.

By:
Name:	Thomas J. Farrell
Title:	Chief Executive Officer

Address:	6400 Fannin Street, Suite 2300
Houston, TX 77030

SIGNATURE PAGE TO WARRANT – JOHN BIRD AND JENNIFER BIRD

ACCEPTED AND AGREED:

JOHN BIRD AND JENNIFER BIRD,
JOINT TENANTS WITH RIGHT OF SURVIVORSHIP

JOHN BIRD

JENNIFER BIRD

Address:	5107 Gregg Lane
Manor, TX 78653

SIGNATURE PAGE TO WARRANT – JOHN BIRD AND JENNIFER BIRD

SUBSCRIPTION

Attention: Corporate Secretary

The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant to Purchase Stock issued by Bellicum Pharmaceuticals, Inc., and held by the undersigned,             shares of Common Stock. Payment of the exercise price per share required under such Warrant accompanies this Subscription.

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

Date:	WARRANTHOLDER:

Signature

Print Name

Title

Name in which shares should be registered:	Address: